Condensed Balance Sheets - USD ($)	Mar. 31, 2015	Dec. 31, 2014
Current Assets
Other receivable	$ 27,266	$ 2,268
Subscriptions receivable	34,250	11,250
Prepaid expenses	20,000	20,000
Total Current Assets	81,516	33,518
TOTAL ASSETS	81,516	33,518
Current Liabilities
Shareholder advances	$ 500	1,250
Convertible note, 10%, with interest and net of unamortized debt discount		1,847
Total Current Liabilities	$ 500	3,097
TOTAL LIABILITIES	$ 500	$ 3,097
STOCKHOLDERS' EQUITY
Preferred Stock, Authorized 10,000,000 preferred shares, $0.0001 par, none issued and outstanding as of March 31, 2015 and December 31, 2014
Common Stock; Authorized 100,000,000 common shares, $0.0001 par, 14,323,479 and 12,830,000 issued and outstanding as of March 31, 2015 and December 31, 2014, respectively	$ 1,432	$ 1,283
Additional paid-in capital	126,405	61,217
Accumulated Deficit	(46,821)	(33,079)
TOTAL STOCKHOLDERS' EQUITY	81,016	30,421
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 81,516	$ 33,518